Exhibit 10.1 Executive Salary Continuation Agreements, as amended between company and Robert W. Roseberry, Jane P. Roberts and Kenneth M. Lott.



                                THE LAMAR BANK
                    EXECUTIVE SALARY CONTINUATION AGREEMENT


THIS AGREEMENT, made and entered into this first day of February, 1993, by and between The Lamar Bank, a corporation organized and existing under the laws of the State of Mississippi, (hereinafter called "the Corporation"), and Robert W. Roseberry (hereinafter called "the Executive").

W I T N E S S E T H:

WHEREAS, the Executive is in the employ of the Corporation serving as its President and Chief Executive Officer; and

WHEREAS, the experience of the Executive, his knowledge of the affairs of the Corporation, his reputation and contacts in the industry are so valuable that assurance of his continued service is essential for the future growth and profits of the Corporation and it is in the best interests of the Corporation to arrange terms of continued employment for the Executive so as to reasonably assure his remaining in the Corporation's employment during his lifetime or until the age of retirement; and

WHEREAS, it is the desire of the Corporation that his services be retained as herein provided; and

WHEREAS, the Executive is willing to continue in the employ of the Corporation provided the Corporation agrees to pay him or his beneficiaries certain benefits in accordance with the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the services to be performed in the future as well as the mutual promises and covenants herein contained, it is agreed as follows:

                                  ARTICLE 1.

1.1) Beneficiary - The term Beneficiary shall mean the person or persons whom the Executive shall designate in writing to receive the benefits provided hereunder.

1.2) Disability - The term Disability shall mean an inability to substantially perform the usual and regular duties performed by the Executive as an employee of the Corporation. Such disability may be caused by either illness or injury and includes mental disabilities. For purposes of this Agreement the determination of the Executive's disability shall be made solely by the Board of Directors of the Corporation without participation by the alleged disabled

Executive. Such a determination by the Board of Directors shall be final and conclusive on all parties hereto.

1.3) Named Fiduciary and Plan Administrator - The Named Fiduciary and Plan Administrator of this plan shall be the Corporation.

                                  ARTICLE 2.

2.1) Employment - The Corporation agrees to employ the Executive in such capacity as the Corporation may from time to time determine. The Executive will continue in the employ of the Corporation in such capacity and with such duties and responsibilities as may be assigned to him, and with such compensation as may be determined from time to time by the Board of Directors of the Corporation.

2.2) Full Efforts - The Executive agrees to devote his full time and attention exclusively to the business and affairs of the Corporation, except during vacation periods, and to use his best efforts to furnish faithful and satisfactory services to the Corporation.

2.3) Fringe Benefits - The salary continuation benefits provided by this Agreement are granted by the Corporation as a fringe benefit to the Executive and are not part of any salary reduction plan or any arrangement deferring a bonus or a salary increase. The Executive has no option to take any current payment or bonus in lieu of these salary continuation benefits.

                                  ARTICLE 3.

3.1) Retirement - If the Executive shall continue in the employment of the Corporation until he attains the age of sixty-five (65), he may retire from active daily employment as of the first day of the month next following attainment of age sixty-five (65) or upon such later date as may be mutually agreed upon by the Executive and the Corporation.

3.2) Payment - The Corporation agrees that upon such retirement it will pay to the Executive the annual sum of fifty thousand five hundred dollars ($50,500), payable monthly on the first day of each month following such retirement for a period of one hundred eighty (180) months; subject to the conditions and limitations hereinafter set forth. The fifty thousand five hundred dollars ($50,500) annual payment amount may be adjusted as of the first year in which it is to be paid to reflect changes in the federally determined cost-of-living index and may be adjusted annually for each payment year thereafter to reflect further changes in said federally determined cost-of-living index. However, the Corporation is not obligated hereunder to make any such adjustment.

3.3) Death After Retirement - The Corporation agrees that if the Executive shall so retire, but shall die before receiving the full amount of monthly payments to which he is entitled hereunder, it will continue to make such monthly payments to the Executive's designated Beneficiary for the remaining period. If a valid Beneficiary Designation is not in effect, the payments shall be made to the Executive's surviving spouse or, if none, said payments shall be made to the duly qualified personal representative, executor or administrator of his estate.

                                  ARTICLE 4.

4.1) Death Prior to Retirement - In the event the Executive should die while actively employed by the Corporation at any time after the date of this Agreement but prior to his attaining the age of sixty-five (65) years, the Corporation will pay the annual sum of fifty thousand five hundred Dollars ($50,500) per year to the Executive's designated Beneficiary in equal monthly installments for a period of one hundred eighty (180) months. If a valid Beneficiary Designation is not in effect, the payments shall be made to the Executive's surviving spouse or, if none, said payments shall be made to the duly qualified personal representative, executor or administrator of her estate. The said monthly payments shall begin the first day of the month following the month of the decease of the Executive. Provided, however, that anything hereinabove to the contrary notwithstanding, no death benefit shall be payable hereunder if it is determined that the Executive's death was caused by suicide on or before February 1, 1995.

4.2) Disability Prior to Retirement - In the event the Executive should become disabled while actively employed by the Corporation at any time after the date of this Agreement but prior to his attaining the age of sixty-five (65) years, the Executive will be considered to be one hundred percent (100%) vested in the amount set forth in Schedule A attached hereto and made a part hereof. Said amount shall be paid to the Executive in a lump sum within three (3) months of the determination of disability or upon such other terms as the Executive and the Corporation may agree including, but not limited to, drawing said sum by way of monthly benefits to begin immediately based upon the value of the vested sum then accrued or in monthly benefits beginning when the Executive attains the age of sixty-five (65) based upon the vested benefits then accrued plus contributions of the Corporation at a rate or dollar amount to be determined annually by the Board or Directors until such time as the Executive attains the age of sixty-five (65). If the Executive elects to receive said benefits in a lump sum payment, the Executive shall notify the Corporation in writing within forty-five (45) days of the determination of disability. In the event that the Corporation and Executive agree to some other form of payment of the vested benefits, it shall be done in writing within forty-five (45) days of the determination of the disability. Said payment (regardless of its form) shall be in lieu of any other retirement or death benefit under this Agreement.

                                  ARTICLE 5.

5.1) Termination of Employment - The Corporation reserves the right to terminate the employment of the Executive at any time prior to retirement. In the event that the employment of the Executive shall terminate prior to her attaining age sixty-five (65), other than by reason of his disability or his death, then this Agreement shall terminate upon the date of such termination of employment. Provided, however, that the Executive shall be entitled to the following benefits under the following circumstances:

     (01) If the Executive has been employed by the Corporation for a period of at least one (1) continuous year from and after the time this agreement was entered into, the Executive will be considered to be vested in one hundred percent (100%) of the amount set out in Schedule A attached hereto and made a part hereof. If the Executive has been employed by the Corporation for a period of less than one (1) continuous year from and after the time this Agreement was entered into, the Executive will not be considered to be vested in any benefit hereunder and shall be entitled to no benefits under this Agreement. If the Executive's employment is terminated under the provisions of this Section 5.1, the Corporation will pay the Executive's vested amount upon such terms and conditions and commencing at such time as the Corporation shall determine, but in no event commencing later than age sixty-five (65). Provided, however, the Executive shall have the right to receive said vested amount in one (1) lump sum payment within three (3) months of the termination of the Executive's employment.

     (02) Anything hereinabove to the contrary notwithstanding, if the Executive is not fully vested in the amoung set forth in Schedule A, he will become fully vested in said amount in the event of a transfer in the controlling ownership or sale of the Corporation or its parent corporation and shall be entitled to the full amount set forth in Schedule A, upon the terms and conditions hereof, if termination of employment thereafter occurs under this Section 5.1.

                                  ARTICLE 6.

6.1) Termination of Agreement by Reason of Changes in Law -The Corporation is entering into this Agreement upon the assumption that certain existing tax laws will continue in effect in substantially their current form. In the event of any changes in such federal laws, the Corporation shall have an option to terminate or modify this Agreement. Provided, however, that the Executive shall be entitled to at least the same amount as he would have been entitled to under
Section 4.2 relating to disability. The payment of said amount shall be made upon such terms and conditions and at such time as the Corporation shall determine, but in no event commencing later than age sixty-five (65).

                                  ARTICLE 7.

7.1) Nonassignable - Neither the Executive, the Executive's spouse, nor any other beneficiary under this Agreement shall have any power or right to transfer, assign, anticipate, hypothecate, mortgage, commute, modify, or otherwise encumber in advance any of the benefits payable hereunder, nor shall any of said benefits be subject to seizure for the payment of any debts, judgments, alimony or separate maintenance, owed by the Executive or his beneficiary or any of them, or be transferable by operation of law in the event of bankruptcy, insolvency or otherwise.

                                  ARTICLE 8.

8.1) Claims Procedure - The Corporation shall make all determinations as to rights to benefits under this Agreement. Any decision by the Corporation denying a claim by the Executive or his beneficiary for benefits under this Agreement shall be stated in writing and delivered or mailed to the Executive or such beneficiary. Such decision shall set forth the specific reasons for the denial, written to the best of the Corporation's ability in a manner calculated to be understood without legal or actuarial counsel. In addition, the Corporation shall provide a reasonable opportunity to the Executive or such beneficiary for full and fair review of the decision denying such claim.

                                  ARTICLE 9.

9.1) Unsecured General Creditor - The Executive and his beneficiary shall have no legal right or equitable rights, interests, or claims in or to any property or assets of the

Corporation. No assets of the Corporation shall be held under any trust for the benefit of the Executive or his beneficiaries or held in any way as security for the fulfilling of the obligations of the Corporation under this plan. All of the Corporation's assets shall be and remain the general, unpledged, unrestricted assets of the Corporation. The Corporation's obligation under this plan shall be that of an unfunded and unsecured promise by the Corporation to pay money in the future. Executives and their beneficiaries shall be unsecured general creditors with respect to any benefits hereunder.

                                  ARTICLE 10.

10.1) Reorganization - The Corporation shall not merge or consolidate into or with another corporation, or reorganize, or sell substantially all of its assets to another corporation, firm, or person unless and until such succeeding or continuing corporation, firm, or person agrees to assume and discharge the obligations of the Corporation under this Agreement. Upon the occurrence of such event, the term "Corporation" as used in this Agreement shall be deemed to refer to such successor or survivor corporation.

                                  ARTICLE 11.

11.1) Benefits and Burdens - This Agreement shall be binding upon and inure to the benefit of the Executive and his personal representatives, and the Corporation and any successor organization which shall succeed to substantially all of its assets and business.

                                  ARTICLE 12.

12.1) Not a Contract of Employment - This Agreement shall not be deemed to constitute a contract of employment between the parties hereto, nor shall any provision hereof restrict the right of the Corporation to discharge the Executive, or restrict the right of the Corporation to discharge the Executive, or restrict the right of the Executive to terminate his employment.

IN WITNESS WHEREOF, the Corporation has caused this Agreement to be duly executed by its proper officer and the Executive has hereunto set his hand at Purvis, Mississippi, the day and year first above written.


The Lamar Bank

By:
    --------------------------------

Its:
     -------------------------------


EXECUTIVE:

/s/ Robert W. Roseberry
- ------------------------------------

                      SCHEDULE_A

EXECUTIVE SALARY CONTINUATION AGREEMENT BETWEEN THE LAMAR
BANK AND ROBERT W. ROSEBERRY

  Plan_Year           Amount_in_Which_Vesting_Occurs

    1                         $   9,289
    2                            19,249
    3                            29,930
    4                            41,382
    5                            53,662
    6                            66,830
    7                            80,950
    8                            96,091
    9                           112,327
   10                           129,735
   11                           148,403
   12                           168,420
   13                           189,884
   14                           212,899
   15                           237,579
   16                           264,042
   17                           292,418
   18                           322,846
   19                           355,474
   20                           390,460
   21                           427,975
   22                           468,202

                          AMENDMENT TO THE LAMAR BANK
                    EXECUTIVE SALARY CONTINUATION AGREEMENT
                            OF ROBERT W. ROSEBERRY

     THIS AMENDMENT is entered into on this 14th day of September, 1998, by and between The Lamar Bank, a corporation organized and existing under the laws of the State of Mississippi, (hereinafter called the "Corporation"), and Robert W. Roseberry (hereinafter called the "Executive") and shall be effective as of the 3rd day of August, 1998.

     WHEREAS, the Corporation and the Executive entered into The Lamar Bank Executive Salary Continuation Agreement (hereinafter called the "Agreement") on February 1, 1993 in order to retain the Executive in the employ of the Corporation and to provide certain benefits to the Executive and his beneficiaries; and

     WHEREAS, the Corporation and the Executive now wish to amend the Agreement to clarify when the benefits provided under the Agreement vest after a change of control of the Corporation or the Lamar Capital Corporation, the parent corporation of the Corporation (hereinafter called the "LCC"); and

     WHEREAS, it is the desire of the Corporation and the Executive that the Agreement, as hereby amended and with the mutual promises and covenants therein and herein contained, continue in affect.

     NOW, THEREFORE, in consideration of these premises, the Agreement is hereby amended as follows:

1. Amend Article 5.1(02) by deleting the existing provision and substituting the following provision:

     (02) Anything hereinabove to the contrary notwithstanding, if the Executive is not fully vested in the amount set forth in Schedule A, he will become fully vested in said amount in the event of a Change of Control, as defined in Section 5.1(03), and shall be entitled to the full amount set forth in Schedule A, upon the terms and conditions hereof, if termination of employment thereafter occurs under this Section 5.1.

2.  Add Article 5.1(03) as follows:

     (03) A Change of Control shall occur if:

     (a) any person, or more than one person acting as a group, other than the Corporation or the LCC or any employee benefit plan sponsored by the Corporation or the LCC, shall become the beneficial owner of, or obtain voting control over, 20% or more of the Corporation's or the LCC's outstanding common stock; or

     (b) the stockholders of the Corporation or the LCC shall approve (i) any consolidation or merger of the Corporation or the LCC in which the Corporation or the LCC, whichever applicable, is not the continuing or surviving corporation or pursuant to which shares of common stock of the Corporation or of the LCC would be converted into cash, securities, or other property, other than a merger of the Corporation or the LCC in which holders of the common stock of the Corporation or the LCC, whichever applicable, immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger as immediately before, or (ii) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Corporation or of the LCC; or

     (c) A majority of the members of the Corporation's or the LCC's Board of Directors is replaced during any twelve month period by directors whose appointment or election is not endorsed by a majority of the members of the Corporation's or LCC's Board of Directors, whichever applicable, prior to the date of the appointment or election.

     Notwithstanding the above, a Change of Control shall not occur as a result of any sale of securities by the Corporation or the LCC under an offering registered under the Securities Act of 1933.

     IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed on the day and year first written above.

                                 THE LAMAR BANK


                                 By:  /s/ Kenneth M. Lott
                                      -------------------
                                      Title:  President
                                              ---------


                                 EXECUTIVE

                                 /s/ Robert W. Roseberry
                                 -----------------------
                                 Robert W. Roseberry

                           THE LAMAR BANK
              EXECUTIVE SALARY CONTINUATION AGREEMENT


THIS AGREEMENT, made and entered into this first day of February, 1993, by and between The Lamar Bank, a corporation organized and existing under the laws of the State of Mississippi, (hereinafter called "the Corporation"), and Jane P. Roberts (hereinafter called "the Executive").

W I T N E S S E T H:

WHEREAS, the Executive is in the employ of the Corporation serving as its Executive Vice President and Cashier; and

WHEREAS, the experience of the Executive, her knowledge of the affairs of the Corporation, her reputation and contacts in the industry are so valuable that assurance of her continued service is essential for the future growth and profits of the Corporation and it is in the best interests of the Corporation to arrange terms of continued employment for the Executive so as to reasonably assure her remaining in the Corporation's employment during her lifetime or until the age of retirement; and

WHEREAS, it is the desire of the Corporation that her services be retained as herein provided; and

WHEREAS, the Executive is willing to continue in the employ of the Corporation provided the Corporation agrees to pay her or her beneficiaries certain benefits in accordance with the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the services to be performed in the future as well as the mutual promises and convenants herein contained, it is agreed as follows:

                           ARTICLE 1.

1.1) Beneficiary - The term Beneficiary shall mean the person or persons whom the Executive shall designate in writing to receive the benefits provided hereunder.

1.2) Disability - The term Disability shall mean an inability to substantially perform the usual and regular duties performed by the Executive as an employee of the Corporation. Such disability may be caused by either illness or injury and includes mental disabilities. For purposes of this Agreement the determination of the Executive's disability shall be made solely by the Board of Directors of the Corporation without participation by the alleged disabled

Executive. Such a determination by the Board of Directors shall be final and conclusive on all parties hereto.

1.3) Named Fiduciary and Plan Administrator - The Named Fiduciary and Plan Administrator of this plan shall be the Corporation.

                                  ARTICLE 2.

2.1) Employment - The Corporation agrees to employ the Executive in such capacity as the Corporation may from time to time determine. The Executive will continue in the employ of the Corporation in such capacity and with such duties and responsibilities as may be assigned to her, and with such compensation as may be determined from time to time by the Board of Directors of the Corporation.

2.2) Full Efforts - The Executive agrees to devote her full time and attention exclusively to the business and affairs of the Corporation, except during vacation periods, and to use her best efforts to furnish faithful and satisfactory services to the Corporation.

2.3) Fringe Benefits - The salary continuation benefits provided by this Agreement are granted by the Corporation as a fringe benefit to the Executive and are not part of any salary reduction plan or any arrangement deferring a bonus or a salary increase. The Executive has no option to take any current payment or bonus in lieu of these salary continuation benefits.

                                  ARTICLE 3.

3.1) Retirement - If the Executive shall continue in the employment of the Corporation until she attains the age of sixty-five (65), she may retire from active daily employment as of the first day of the month next following attainment of age sixty-five (65) or upon such later date as may be mutually agreed upon by the Executive and the Corporation.

3.2) Payment - The Corporation agrees that upon such retirement it will pay to the Executive the annual sum of forty-four thousand nine hundred dollars ($44,900), payable monthly on the first day of each month following such retirement for a period of one hundred eighty (180) months; subject to the conditions and limitations hereinafter set forth. The forth-four thousand nine hundred dollars ($44,900) annual payment amount may be adjusted as of the first year in which it is to be paid to reflect changes in the federally determined cost-of-living index and may be adjusted annually for each payment year thereafter to reflect further changes in said federally determined cost-of-living index. However, the Corporation is not obligated hereunder to make any such adjustment.

3.3) Death After Retirement - The Corporation agrees that if the Executive shall so retire, but shall die before receiving the full amount of monthly payments to which she is entitled hereunder, it will continue to make such monthly payments to the Executive's designated Beneficiary for the remaining period. If a valid Beneficiary Designation is not in effect, the payments shall be made to the Executive's surviving spouse or, if none, said payments shall be made to the duly qualified personal representative, executor or administrator of her estate.

                                  ARTICLE 4.

4.1) Death Prior to Retirement - In the event the Executive should die while actively employed by the Corporation at any time after the date of this Agreement but prior to her attaining the age of sixty-five (65) years, the Corporation will pay the annual sum of forty-four thousand nine hundred Dollars ($44,900) per year to the Executive's designated Beneficiary in equal monthly installments for a period of one hundred eighty (180) months. If a valid Beneficiary Designation is not in effect, the payments shall be made to the Executive's surviving spouse or, if none, said payments shall be made to the duly qualified personal representative, executor or administrator of her estate. The said monthly payments shall begin the first day of the month following the month of the decease of the Executive. Provided, however, that anything hereinabove to the contrary notwithstanding, no death benefit shall be payable hereunder if it is determined that the Executive's death was caused by suicide on or before February 1, 1995.

4.2) Disability Prior to Retirement - In the event the Executive should become disabled while actively employed by the Corporation at any time after the date of this Agreement but prior to her attaining the age of sixty-five (65) years, the Executive will be considered to be one hundred percent (100%) vested in the amount set forth in Schedule A attached hereto and made a part hereof. Said amount shall be paid to the Executive in a lump sum within three (3) months of the determination of disability or upon such other terms as the Executive and the Corporation may agree including, but not limited to, drawing said sum by way of monthly benefits to begin immediately based upon the value of the vested sum then accrued or in monthly benefits beginning when the Executive attains the age of sixty-five (65) based upon the vested benefits then accrued plus contributions of the Corporation at a rate or dollar amount to be determined annually by the Board or Directors until such time as the Executive attains the age of sixty-five (65). If the Executive elects to receive said benefits in a lump sum payment, the Executive shall notify the Corporation in writing within forty-five (45) days of the determination of disability. In the event that the Corporation and Executive agree to some other form of payment of the vested benefits, it shall be done in writing within forty-five (45) days of the determination of the disability. Said payment (regardless of its form) shall be in lieu of any other retirement or death benefit under this Agreement.

                                  ARTICLE 5.

5.1) Termination of Employment - The Corporation reserves the right to terminate the employment of the Executive at any time prior to retirement. In the event that the employment of the Executive shall terminate prior to her attaining age sixty-five (65), other than by reason of her disability or her death, then this Agreement shall terminate upon the date of such termination of employment. Provided, however, that the Executive shall be entitled to the following benefits under the following circumstances:

      (01) If the Executive has been employed by the Corporation for a period of at least one (1) continuous year from and after the time this agreement was entered into, the Executive will be considered to be vested in one hundred percent (100%) of the amount set out in Schedule A attached hereto and made a part hereof. If the Executive has been employed by the Corporation for a period of less than one (1) continuous year from and after the time this Agreement was entered into, the Executive will not be considered to be vested in any benefit hereunder and shall be entitled to no benefits under this Agreement. If the Executive's employment is terminated under the provisions of this Section 5.1, the Corporation will pay the Executive's vested amount upon such terms and conditions and commencing at such time as the Corporation shall determine, but in no event commencing later than age sixty-five (65). Provided, however, the Executive shall have the right to receive said vested amount in one (1) lump sum payment within three (3) months of the termination of the Executive's employment.

      (02) Anything hereinabove to the contrary notwithstanding, if the Executive is not fully vested in the amount set forth in Schedule A, he will become fully vested in said amount in the event of a transfer in the controlling ownership or sale of the Corporation or its parent corporation and shall be entitled to the full amount set forth in Schedule A, upon the terms and conditions hereof, if termination of employment thereafter occurs under this Section 5.1.

                                  ARTICLE 6.

6.1) Termination of Agreement by Reason of Changes in Law -The Corporation is entering into this Agreement upon the assumption that certain existing tax laws will continue in effect in substantially their current form. In the event of any changes in such federal laws, the Corporation shall have an option to terminate or modify this Agreement. Provided, however, that the Executive shall be entitled to at least the same amount as he would have been entitled to under
Section 4.2 relating to disability. The payment of said amount shall be made upon such terms and conditions and at such time as the Corporation shall determine, but in no event commencing later than age sixty-five (65).

                                  ARTICLE 7.

7.1) Nonassignable - Neither the Executive, the Executive's spouse, nor any other beneficiary under this Agreement shall have any power or right to transfer, assign, anticipate, hypothecate, mortgage, commute, modify, or otherwise encumber in advance any of the benefits payable hereunder, nor shall any of said benefits be subject to seizure for the payment of any debts, judgments, alimony or separate maintenance, owed by the Executive or her beneficiary or any of them, or be transferable by operation of law in the event of bankruptcy, insolvency or otherwise.

                                  ARTICLE 8.

8.1) Claims Procedure - The Corporation shall make all determinations as to rights to benefits under this Agreement. Any decision by the Corporation denying a claim by the Executive or her beneficiary for benefits under this Agreement shall be stated in writing and delivered or mailed to the Executive or such beneficiary. Such decision shall set forth the specific reasons for the denial, written to the best of the Corporation's ability in a manner calculated to be understood without legal or actuarial counsel. In addition, the Corporation shall provide a reasonable opportunity to the Executive or such beneficiary for full and fair review of the decision denying such claim.

                                  ARTICLE 9.

9.1) Unsecured General Creditor - The Executive and her beneficiary shall have no legal right or equitable rights, interests, or claims in or to any property or assets of the

Corporation. No assets of the Corporation shall be held under any trust for the benefit of the Executive or her beneficiaries or held in any way as security for the fulfilling of the obligations of the Corporation under this plan. All of the Corporation's assets shall be and remain the general, unpledged, unrestricted assets of the Corporation. The Corporation's obligation under this plan shall be that of an unfunded and unsecured promise by the Corporation to pay money in the future. Executives and their beneficiaries shall be unsecured general creditors with respect to any benefits hereunder.

                                  ARTICLE 10.

10.1) Reorganization - The Corporation shall not merge or consolidate into or with another corporation, or reorganize, or sell substantially all of its assets to another corporation, firm, or person unless and until such succeeding or continuing corporation, firm, or person agrees to assume and discharge the obligations of the Corporation under this Agreement. Upon the occurrence of such event, the term "Corporation" as used in this Agreement shall be deemed to refer to such successor or survivor corporation.

                                  ARTICLE 11.

11.1) Benefits and Burdens - This Agreement shall be binding upon and inure to the benefit of the Executive and her personal representatives, and the Corporation and any successor organization which shall succeed to substantially all of its assets and business.

                                  ARTICLE 12.

12.1) Not a Contract of Employment - This Agreement shall not be deemed to constitute a contract of employment between the parties hereto, nor shall any provision hereof restrict the right of the Corporation to discharge the Executive, or restrict the right of the Corporation to discharge the Executive, or restrict the right of the Executive to terminate her employment.

IN WITNESS WHEREOF, the Corporation has caused this Agreement to be duly executed by its proper officer and the Executive has hereunto set her hand at Purvis, Mississippi, the day and year first above written.


The Lamar Bank

By:
   --------------------------------

Its:
    -------------------------------


EXECUTIVE:

/s/ Jane P. Roberts
- -----------------------------------

                           SCHEDULE_A

EXECUTIVE SALARY CONTINUATION AGREEMENT BETWEEN THE LAMAR
BANK AND JANE P. ROBERTS

  Plan_Year           Amount_in_Which_Vesting_Occurs

    1                         $  34,425
    2                            71,338
    3                           110,919
    4                           153,362
    5                           198,873
    6                           247,674
    7                           300,003
    8                           356,115
    9                           416,283

                          AMENDMENT TO THE LAMAR BANK
                    EXECUTIVE SALARY CONTINUATION AGREEMENT
                              OF JANE P. ROBERTS

     THIS AMENDMENT is entered into on this 14th day of September, 1998, by and between The Lamar Bank, a corporation organized and existing under the laws of the State of Mississippi, (hereinafter called the "Corporation"), and Jane P. Roberts (hereinafter called the "Executive") and shall be effective as of the 3rd day of August, 1998.

     WHEREAS, the Corporation and the Executive entered into The Lamar Bank Executive Salary Continuation Agreement (hereinafter called the "Agreement") on February 1, 1993 in order to retain the Executive in the employ of the Corporation and to provide certain benefits to the Executive and his beneficiaries; and

     WHEREAS, the Corporation and the Executive now wish to amend the Agreement to clarify when the benefits provided under the Agreement vest after a change of control of the Corporation or the Lamar Capital Corporation, the parent corporation of the Corporation (hereinafter called the "LCC"); and

     WHEREAS, it is the desire of the Corporation and the Executive that the Agreement, as hereby amended and with the mutual promises and covenants therein and herein contained, continue in affect.

     NOW, THEREFORE, in consideration of these premises, the Agreement is hereby amended as follows:

1. Amend Article 5.1(02) by deleting the existing provision and substituting the following provision:

     (02) Anything hereinabove to the contrary notwithstanding, if the Executive is not fully vested in the amount set forth in Schedule A, he will become fully vested in said amount in the event of a Change of Control, as defined in Section 5.1(03), and shall be entitled to the full amount set forth in Schedule A, upon the terms and conditions hereof, if termination of employment thereafter occurs under this Section 5.1.

2.  Add Article 5.1(03) as follows:

     (03) A Change of Control shall occur if:

     (a) any person, or more than one person acting as a group, other than the Corporation or the LCC or any employee benefit plan sponsored by the Corporation or the LCC, shall become the beneficial owner of, or obtain voting control over, 20% or more of the Corporation's or the LCC's outstanding common stock; or

     (b) the stockholders of the Corporation or the LCC shall approve (i) any consolidation or merger of the Corporation or the LCC in which the Corporation or the LCC, whichever applicable, is not the continuing or surviving corporation or pursuant to which shares of common stock of the Corporation or of the LCC would be converted into cash, securities, or other property, other than a merger of the Corporation or the LCC in which holders of the common stock of the Corporation or the LCC, whichever applicable, immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger as immediately before, or (ii) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Corporation or of the LCC; or

     (c) A majority of the members of the Corporation's or the LCC's Board of Directors is replaced during any twelve month period by directors whose appointment or election is not endorsed by a majority of the members of the Corporation's or LCC's Board of Directors, whichever applicable, prior to the date of the appointment or election.

     Notwithstanding the above, a Change of Control shall not occur as a result of any sale of securities by the Corporation or the LCC under an offering registered under the Securities Act of 1933.

     IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed on the day and year first written above.

                                 THE LAMAR BANK


                                 By:  /s/ Kenneth M. Lott
                                      -------------------
                                      Title:  President
                                              ---------


                                 EXECUTIVE

                                 /s/ Jane P. Roberts
                                 -------------------
                                 Jane P. Roberts

                                THE LAMAR BANK
                    EXECUTIVE SALARY CONTINUATION AGREEMENT


THIS AGREEMENT, made and entered into this first day of February, 1993, by and between The Lamar Bank, a corporation organized and existing under the laws of the State of Mississippi, (hereinafter called "the Corporation"), and Kenneth M. Lott (hereinafter called "the Executive").

W I T N E S S E T H:

WHEREAS, the Executive is in the employ of the Corporation serving as its Senior Vice President; and

WHEREAS, the experience of the Executive, his knowledge of the affairs of the Corporation, his reputation and contacts in the industry are so valuable that assurance of his continued service is essential for the future growth and profits of the Corporation and it is in the best interests of the Corporation to arrange terms of continued employment for the Executive so as to reasonably assure his remaining in the Corporation's employment during his lifetime or until the age of retirement; and

WHEREAS, it is the desire of the Corporation that his services be retained as herein provided; and

WHEREAS, the Executive is willing to continue in the employ of the Corporation provided the Corporation agrees to pay him or his beneficiaries certain benefits in accordance with the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the services to be performed in the future as well as the mutual promises and convenants herein contained, it is agreed as follows:

                                  ARTICLE 1.

1.1) Beneficiary - The term Beneficiary shall mean the person or persons whom the Executive shall designate in writing to receive the benefits provided hereunder.

1.2) Disability - The term Disability shall mean an inability to substantially perform the usual and regular duties performed by the Executive as an employee of the Corporation. Such disability may be caused by either illness or injury and includes mental disabilities. For purposes of this Agreement the determination of the Executive's disability shall be made solely by the Board of Directors of the Corporation without participation by the alleged disabled

Executive. Such a determination by the Board of Directors shall be final and conclusive on all parties hereto.

1.3) Named Fiduciary and Plan Administrator - The Named Fiduciary and Plan Administrator of this plan shall be the Corporation.

                                  ARTICLE 2.

2.1) Employment - The Corporation agrees to employ the Executive in such capacity as the Corporation may from time to time determine. The Executive will continue in the employ of the Corporation in such capacity and with such duties and responsibilities as may be assigned to him, and with such compensation as may be determined from time to time by the Board of Directors of the Corporation.

2.2) Full Efforts - The Executive agrees to devote his full time and attention exclusively to the business and affairs of the Corporation, except during vacation periods, and to use his best efforts to furnish faithful and satisfactory services to the Corporation.

2.3) Fringe Benefits - The salary continuation benefits provided by this Agreement are granted by the Corporation as a fringe benefit to the Executive and are not part of any salary reduction plan or any arrangement deferring a bonus or a salary increase. The Executive has no option to take any current payment or bonus in lieu of these salary continuation benefits.

                                  ARTICLE 3.

3.1) Retirement - If the Executive shall continue in the employment of the Corporation until he attains the age of sixty-five (65), he may retire from active daily employment as of the first day of the month next following attainment of age sixty-five (65) or upon such later date as may be mutually agreed upon by the Executive and the Corporation.

3.2) Payment - The Corporation agrees that upon such retirement it will pay to the Executive the annual sum of fifty-seven thousand two hundred dollars ($57,200), payable monthly on the first day of each month following such retirement for a period of one hundred eighty (180) months; subject to the conditions and limitations hereinafter set forth. The fifty-seven thousand two hundred dollars ($57,200) annual payment amount may be adjusted as of the first year in which it is to be paid to reflect changes in the federally determined cost-of-living index and may be adjusted annually for each payment year thereafter to reflect further changes in said federally determined cost-of-living index. However, the Corporation is not obligated hereunder to make any such adjustment.

3.3) Death After Retirement - The Corporation agrees that if the Executive shall so retire, but shall die before receiving the full amount of monthly payments to which he is entitled hereunder, it will continue to make such monthly payments to the Executive's designated Beneficiary for the remaining period. If a valid Beneficiary Designation is not in effect, the payments shall be made to the Executive's surviving spouse or, if none, said payments shall be made to the duly qualified personal representative, executor or administrator of his estate.

                                  ARTICLE 4.

4.1) Death Prior to Retirement - In the event the Executive should die while actively employed by the Corporation at any time after the date of this Agreement but prior to his attaining the age of sixty-five (65) years, the Corporation will pay the annual sum of fifty-seven thousand two hundred Dollars ($57,200) per year to the Executive's designated Beneficiary in equal monthly installments for a period of one hundred eighty (180) months. If a valid Beneficiary Designation is not in effect, the payments shall be made to the Executive's surviving spouse or, if none, said payments shall be made to the duly qualified personal representative, executor or administrator of his estate. The said monthly payments shall begin the first day of the month following the month of the decease of the Executive. Provided, however, that anything hereinabove to the contrary notwithstanding, no death benefit shall be payable hereunder if it is determined that the Executive's death was caused by suicide on or before February 1, 1995.

4.2) Disability Prior to Retirement - In the event the Executive should become disabled while actively employed by the Corporation at any time after the date of this Agreement but prior to his attaining the age of sixty-five (65) years, the Executive will be considered to be one hundred percent (100%) vested in the amount set forth in Schedule A attached hereto and made a part hereof. Said amount shall be paid to the Executive in a lump sum within three (3) months of the determination of disability or upon such other terms as the Executive and the Corporation may agree including, but not limited to, drawing said sum by way of monthly benefits to begin immediately based upon the value of the vested sum then accrued or in monthly benefits beginning when the Executive attains the age of sixty-five (65) based upon the vested benefits then accrued plus contributions of the Corporation at a rate or dollar amount to be determined annually by the Board or Directors until such time as the Executive attains the age of sixty-five (65). If the Executive elects to receive said benefits in a lump sum payment, the Executive shall notify the Corporation in writing within forty-five (45) days of the determination of disability. In the event that the Corporation and Executive agree to some other form of payment of the vested benefits, it shall be done in writing within forty-five (45) days of the determination of the disability. Said payment (regardless of its form) shall be in lieu of any other retirement or death benefit under this Agreement.

                                  ARTICLE 5.

5.1) Termination of Employment - The Corporation reserves the right to terminate the employment of the Executive at any time prior to retirement. In the event that the employment of the Executive shall terminate prior to his attaining age sixty-five (65), other than by reason of his disability or his death, then this Agreement shall terminate upon the date of such termination of employment. Provided, however, that the Executive shall be entitled to the following benefits under the following circumstances:

      (01) If the Executive has been employed by the Corporation for a period of at least one (1) continuous year from and after the time this agreement was entered into, the Executive will be considered to be vested in one hundred percent (100%) of the amount set out in Schedule A attached hereto and made a part hereof. If the Executive has been employed by the Corporation for a period of less than one (1) continuous year from and after the time this Agreement was entered into, the Executive will not be considered to be vested in any benefit hereunder and shall be entitled to no benefits under this Agreement. If the Executive's employment is terminated under the provisions of this Section 5.1, the Corporation will pay the Executive's vested amount upon such terms and conditions and commencing at such time as the Corporation shall determine, but in no event commencing later than age sixty-five (65). Provided, however, the Executive shall have the right to receive said vested amount in one (1) lump sum payment within three (3) months of the termination of the Executive's employment.

      (02) Anything hereinabove to the contrary notwithstanding, if the Executive is not fully vested in the amoung set forth in Schedule A, he will become fully vested in said amount in the event of a transfer in the controlling ownership or sale of the Corporation or its parent corporation and shall be entitled to the full amount set forth in Schedule A, upon the terms and conditions hereof, if termination of employment thereafter occurs under this Section 5.1.

                                  ARTICLE 6.

6.1) Termination of Agreement by Reason of Changes in Law - The Corporation is entering into this Agreement upon the assumption that certain existing tax laws will continue in effect in substantially their current form. In the event of any changes in such federal laws, the Corporation shall have an option to terminate or modify this Agreement. Provided, however, that the Executive shall be entitled to at least the same amount as he would have been entitled to under
Section 4.2 relating to disability. The payment of said amount shall be made upon such terms and conditions and at such time as the Corporation shall determine, but in no event commencing later than age sixty-five (65).

                                  ARTICLE 7.

7.1) Nonassignable - Neither the Executive, the Executive's spouse, nor any other beneficiary under this Agreement shall have any power or right to transfer, assign, anticipate, hypothecate, mortgage, commute, modify, or otherwise encumber in advance any of the benefits payable hereunder, nor shall any of said benefits be subject to seizure for the payment of any debts, judgments, alimony or separate maintenance, owed by the Executive or her beneficiary or any of them, or be transferable by operation of law in the event of bankruptcy, insolvency or otherwise.

                                  ARTICLE 8.

8.1) Claims Procedure - The Corporation shall make all determinations as to rights to benefits under this Agreement. Any decision by the Corporation denying a claim by the Executive or her beneficiary for benefits under this Agreement shall be stated in writing and delivered or mailed to the Executive or such beneficiary. Such decision shall set forth the specific reasons for the denial, written to the best of the Corporation's ability in a manner calculated to be understood without legal or actuarial counsel. In addition, the Corporation shall provide a reasonable opportunity to the Executive or such beneficiary for full and fair review of the decision denying such claim.

                                  ARTICLE 9.

9.1) Unsecured General Creditor - The Executive and her beneficiary shall have no legal right or equitable rights, interests, or claims in or to any property or assets of the

Corporation. No assets of the Corporation shall be held under any trust for the benefit of the Executive or her beneficiaries or held in any way as security for the fulfilling of the obligations of the Corporation under this plan. All of the Corporation's assets shall be and remain the general, unpledged, unrestricted assets of the Corporation. The Corporation's obligation under this plan shall be that of an unfunded and unsecured promise by the Corporation to pay money in the future. Executives and their beneficiaries shall be unsecured general creditors with respect to any benefits hereunder.

                                  ARTICLE 10.

10.1) Reorganization - The Corporation shall not merge or consolidate into or with another corporation, or reorganize, or sell substantially all of its assets to another corporation, firm, or person unless and until such succeeding or continuing corporation, firm, or person agrees to assume and discharge the obligations of the Corporation under this Agreement. Upon the occurrence of such event, the term "Corporation" as used in this Agreement shall be deemed to refer to such successor or survivor corporation.

                                  ARTICLE 11.

11.1) Benefits and Burdens - This Agreement shall be binding upon and inure to the benefit of the Executive and her personal representatives, and the Corporation and any successor organization which shall succeed to substantially all of its assets and business.

                                  ARTICLE 12.

12.1) Not a Contract of Employment - This Agreement shall not be deemed to constitute a contract of employment between the parties hereto, nor shall any provision hereof restrict the right of the Corporation to discharge the Executive, or restrict the right of the Corporation to discharge the Executive, or restrict the right of the Executive to terminate his employment.

IN WITNESS WHEREOF, the Corporation has caused this Agreement to be duly executed by its proper officer and the Executive has hereunto set his hand at Purvis, Mississippi, the day and year first above written.


The Lamar Bank

By:
    --------------------------------

Its:
     -------------------------------


EXECUTIVE:

/s/ Kenneth M. Lott
- ------------------------------------

                                  SCHEDULE_A

EXECUTIVE SALARY CONTINUATION AGREEMENT BETWEEN THE LAMAR BANK AND KENNETH M.
LOTT

  Plan_Year           Amount_in_Which_Vesting_Occurs

      1                       $   6,867
      2                          14,230
      3                          22,125
      4                          30,591
      5                          39,669
      6                          49,403
      7                          59,841
      8                          71,033
      9                          83,035
     10                          95,904
     11                         109,703
     12                         124,501
     13                         140,367
     14                         157,381
     15                         175,625
     16                         195,187
     17                         216,164
     18                         238,657
     19                         262,776
     20                         288,639
     21                         316,371
     22                         346,108
     23                         377,995
     24                         412,187
     25                         448,850
     26                         488,164
     27                         530,320

                                                                    EXHIBIT 10.1

                          AMENDMENT TO THE LAMAR BANK
                    EXECUTIVE SALARY CONTINUATION AGREEMENT
                              OF KENNETH M. LOTT

     THIS AMENDMENT is entered into on this 14th day of September, 1998, by and between The Lamar Bank, a corporation organized and existing under the laws of the State of Mississippi, (hereinafter called the "Corporation"), and Kenneth M. Lott (hereinafter called the "Executive") and shall be effective as of the 3rd day of August, 1998.

     WHEREAS, the Corporation and the Executive entered into The Lamar Bank Executive Salary Continuation Agreement (hereinafter called the "Agreement") on February 1, 1993 in order to retain the Executive in the employ of the Corporation and to provide certain benefits to the Executive and his beneficiaries; and

     WHEREAS, the Corporation and the Executive now wish to amend the Agreement to clarify when the benefits provided under the Agreement vest after a change of control of the Corporation or the Lamar Capital Corporation, the parent corporation of the Corporation (hereinafter called the "LCC"); and

     WHEREAS, it is the desire of the Corporation and the Executive that the Agreement, as hereby amended and with the mutual promises and covenants therein and herein contained, continue in affect.

     NOW, THEREFORE, in consideration of these premises, the Agreement is hereby amended as follows:

1. Amend Article 5.1(02) by deleting the existing provision and substituting the following provision:

     (02) Anything hereinabove to the contrary notwithstanding, if the Executive is not fully vested in the amount set forth in Schedule A, he will become fully vested in said amount in the event of a Change of Control, as defined in Section 5.1(03), and shall be entitled to the full amount set forth in Schedule A, upon the terms and conditions hereof, if termination of employment thereafter occurs under this Section 5.1.

2.  Add Article 5.1(03) as follows:

     (03) A Change of Control shall occur if:

     (a) any person, or more than one person acting as a group, other than the Corporation or the LCC or any employee benefit plan sponsored by the Corporation or the LCC, shall become the beneficial owner of, or obtain voting control over, 20% or more of the Corporation's or the LCC's outstanding common stock; or

     (b) the stockholders of the Corporation or the LCC shall approve (i) any consolidation or merger of the Corporation or the LCC in which the Corporation or the LCC, whichever applicable, is not the continuing or surviving corporation or pursuant to which shares of common stock of the Corporation or of the LCC would be converted into cash, securities, or other property, other than a merger of the Corporation or the LCC in which holders of the common stock of the Corporation or the LCC, whichever applicable, immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger as immediately before, or (ii) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Corporation or of the LCC; or

     (c) A majority of the members of the Corporation's or the LCC's Board of Directors is replaced during any twelve month period by directors whose appointment or election is not endorsed by a majority of the members of the Corporation's or LCC's Board of Directors, whichever applicable, prior to the date of the appointment or election.

     Notwithstanding the above, a Change of Control shall not occur as a result of any sale of securities by the Corporation or the LCC under an offering registered under the Securities Act of 1933.

     IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed on the day and year first written above.

                                 THE LAMAR BANK


                                 By:  /s/ Jane P. Roberts
                                      -------------------
                                      Title:  Secretary
                                              ---------


                                 EXECUTIVE

                                 /s/ Kenneth M. Lott
                                 -------------------
                                 Kenneth M. Lott


                                       2